                                                                     Exhibit 4.1
                               THIRD AMENDMENT TO
                            364 DAY CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO 364 DAY CREDIT AGREEMENT is made and dated as of September 22, 2000 (the "THIRD Amendment") among MANOR CARE, INC., a Delaware corporation formerly known as HCR Manor Care, Inc. (the "COMPANY"), MANOR CARE OF AMERICA, INC., a Delaware corporation formerly known as Manor Care, Inc. ("MANOR CARE"; Manor Care and the Company are collectively called the "BORROWERS" and are each individually called a "BORROWER"), the financial institution's party to the Credit Agreement referred to below, and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (the "AGENT"), and amends that certain 364 Day Credit Agreement dated as of September 25, 1998, as amended by that certain First Amendment to 364 Day Credit Agreement dated as of September 24, 1999 and that certain Second Amendment to 364 Day Credit Agreement dated as of February 9, 2000 (as amended or modified from time to time, the "CREDIT AGREEMENT").

                                    RECITALS

         WHEREAS, the Borrowers have requested that the Agent and the Banks amend certain provisions of the Credit Agreement, and the Agent and the Banks are willing to do so, on the terms and conditions specified herein;

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

         1. TERMS. All terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein.

         2. AMENDMENTS. The Credit Agreement is hereby amended as follows:

            2.1 AMENDMENTS TO COVER PAGE. The cover page of the Credit Agreement is hereby amended and restated in its entirety to read as set forth in Exhibit B hereof.

            2.2 AMENDMENTS TO SECTION 1.1.

            (a) The definition of the term "Consolidated EBITDA" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

            "CONSOLIDATED EBITDA" means the Company's and its Subsidiaries' earnings BEFORE Consolidated Interest Expense, taxes, depreciation, amortization, extraordinary items of gain and all Specified Losses and BEFORE the $274,120,000 of charges taken by the Company in the quarter ending December 31, 1999 in connection with the write-down of its investment in Genesis Health Ventures, Inc. ("GENESIS"), the $17,404,000 charge taken by the Company in the quarter ending December 31, 1999 in connection with its write-off of accrued and unpaid dividends from Genesis and the $27,300,000 of charges taken by the Company in the quarter ending June 30, 2000 in connection with the write-down of its investment in Genesis and in a joint venture with Genesis and the write-down of certain receivables from Genesis, and AFTER deduction of $4,351,000 for each of the fiscal quarters ending on March 31, 1999, June 30, 1999, September 30, 1999 and December 31, 1999.

            (b) The definition of the term "Revolving Termination Date" in
Section 1.1 of the Credit Agreement is hereby amended by deleting the date "September 22, 2000" from clause (a) thereof and replacing it with the date "September 21, 2001."

            2.3 AMENDMENTS TO SECTION 5.5. Section 5.5 of the Credit Agreement is hereby amended by deleting the date "December 31, 1998" from clause (a) thereof and replacing it with "December 31, 1999" and by deleting the date "June 30, 1999" from clause (b) thereof and replacing it with "June 30, 2000".

            2.4 AMENDMENT TO SECTION 5.6. Section 5.6 of the Credit Agreement is hereby amended by deleting the date "December 31, 1998" and replacing it with "December 31, 1999."

            2.5 AMENDMENT TO SCHEDULE 2.1. Schedule 2.1 to the Credit Agreement is hereby amended and restated to read as set forth on Schedule 2.1 hereof.

         3. REPRESENTATIONS AND WARRANTIES. The Borrowers represent and warrant to the Agent and the Banks that, on and as of the date hereof, and after giving effect to this Third Amendment:

            3.1 AUTHORIZATION. The execution, delivery and performance by the Borrowers of this Third Amendment have been duly authorized by all necessary corporate action, and this Third Amendment has been duly executed and delivered by the Borrowers.

            3.2 BINDING OBLIGATION. This Third Amendment constitutes the legal, valid and binding obligation of the Borrowers, enforceable against the Borrowers in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

            3.3 NO LEGAL OBSTACLE TO AMENDMENT. The execution, delivery and performance of this Third Amendment will not (a) contravene the Organization Documents of either Borrower; (b) constitute a breach or default under any material Contractual Obligation or violate or contravene any law or governmental regulation or court decree or order binding on or affecting either Borrower which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect; or (c) result in, or require the creation or imposition of, any Lien on any of either Borrower's properties. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Borrowers of this Third Amendment, or the transactions contemplated hereby.

            3.4 INCORPORATION OF CERTAIN REPRESENTATIONS. After giving effect to the terms of this Third Amendment, the representations and warranties of the Company set forth in Article V of the Credit Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except as to such representations made as of an earlier specified date.

            3.5 DEFAULT. No Default or Event of Default under the Credit Agreement has occurred and is continuing.

         4. CONDITIONS, EFFECTIVENESS. The effectiveness of this Third Amendment shall be subject to the compliance by the Borrowers with their agreements herein contained, and to the delivery of the following to Agent in form and substance satisfactory to Agent:

            4.1 AMENDMENT FEE. An amendment fee (the "Amendment Fee"), for the ratable benefit of the Banks that have consented to the Third Amendment not later than 3:00 p.m., Eastern Standard Time, on September 21, 2000, in the amounts set forth in the presentation to the Banks on August 8, 2000. The Amendment Fee shall be paid to the Agent in immediately available funds and shall be non-refundable. The Amendment Fee is in addition to any fees, costs, expenses or other amounts otherwise payable pursuant to this Third Amendment or the Amended Agreement.

            4.2 GUARANTOR AFFIRMATION. An acknowledgment and reaffirmation letter in the form of EXHIBIT A hereto duly executed by each party to the Guaranty (a "Guarantor").

            4.3 OTHER EVIDENCE. Such other evidence with respect to the Borrowers or any other person as the Agent or any Bank may reasonably request to establish the consummation of the transactions contemplated hereby, the taking of all corporate action in connection with this Third Amendment and the Credit Agreement and the compliance with the conditions set forth herein.

         5. MISCELLANEOUS.

            5.1 EFFECTIVENESS OF THE CREDIT AGREEMENT. Except as hereby expressly amended, the Credit Agreement shall each remain in full force and effect and is hereby ratified and confirmed in all respects on and as of the date hereof.

            5.2 WAIVERS. This Third Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Credit Agreement or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Agent or the Banks thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require the Majority Banks to agree to an amendment, waiver or consent for a similar transaction or on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Credit Agreement, constitute a waiver of any other right, power, privilege or default of the same or of any other term or provision.

            5.3 COUNTERPARTS. This Third Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Third Amendment shall not become effective until the Borrowers, the Agent and all Banks shall have signed a copy hereof and the same shall have been delivered to the Agent and the conditions set forth in Section 4 hereof have been satisfied. Delivery of an executed counterpart of a signature page to this Third Amendment should be effective as delivery of a manually executed counterpart of this Third Amendment.

            5.4 GOVERNING LAW. This Third Amendment shall be governed by and construed in accordance with the laws of the State of New York.

            5.5 SEVERABILITY. The illegality or unenforceability of any provision of this Third Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Third Amendment or any instrument or agreement required hereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                            MANOR CARE, INC.



                                            By: ___________________________
                                            Title: _________________________


                                            MANOR CARE OF AMERICA, INC.


                                            By: ___________________________
                                            Title: _________________________


                                            BANK OF AMERICA, N.A., as Agent


                                            By: ___________________________
                                            Title: _________________________

                                            BANK OF AMERICA, N.A., as a Bank


                                            By: ___________________________
                                            Title: _________________________


                                            THE CHASE MANHATTAN BANK


                                            By: ___________________________
                                            Title: _________________________



                                            THE HUNTINGTON NATIONAL BANK


                                            By: ___________________________
                                            Title: _________________________


                                            THE BANK OF NEW YORK


                                            By: ___________________________
                                            Title: _________________________

                                            ALLFIRST BANK


                                            By: ___________________________
                                            Title: _________________________


                                            NATIONAL CITY BANK


                                            By: ___________________________
                                            Title: _________________________


                                            SUNTRUST BANK


                                            By: ___________________________
                                            Title: _________________________

                                                                       EXHIBIT A
                                                              TO THIRD AMENDMENT
                                                             TO CREDIT AGREEMENT



                               September 22, 2000


The parties listed on the acknowledgment pages hereof:

         Re:      364 Day Credit Agreement dated as of
                  September 25, 1998

Ladies and Gentlemen:

         Please refer to (i) the 364 Day Credit Agreement dated as of September 25, 1998, as amended (as so amended, the "CREDIT AGREEMENT") by and among Manor Care, Inc. and Manor Care of America, Inc., as the borrowers, the commercial lending institutions party thereto (the "BANKS") and Bank of America, N.A., as administrative agent (in such capacity, the "AGENT") and (ii) the Guaranty dated as of September 25, 1998 (the "GUARANTY"), which was executed by you on such date or to which you later became a party pursuant to a Guaranty Assumption Agreement. Pursuant to an amendment of even date herewith, certain terms of the Credit Agreement were amended. We hereby request that you (i) consent to the terms of the amendment, (ii) acknowledge and reaffirm all of your obligations and undertakings under the Guaranty and (iii) acknowledge and agree that the Guaranty is and shall remain in full force and effect in accordance with the terms thereof.

         Please indicate your agreement to the foregoing by signing in the space provided below, and returning the executed copy to the undersigned.

                                   Very truly yours,

                                   BANK OF AMERICA, N.A., as Agent


                                   By:________________________________
                                   Title:_____________________________



                                   Acknowledged and Agreed to:

                                   MANOR CARE, INC.


                                   By:________________________________
                                   Title:_____________________________

                                   MANOR CARE OF AMERICA, INC.


                                   By:________________________________
                                   Title:_____________________________



                                   ANCILLARY SERVICES MANAGEMENT, INC.
                                   BIRCHWOOD MANOR, INC.
                                   BLUE RIDGE REHABILITATION SERVICES, INC.
                                   CANTEBURY VILLAGE, INC.
                                   DIVERSIFIED REHABILITATION SERVICES, INC.
                                   DONAHOE MANOR, INC.
                                   EAST MICHIGAN CARE CORPORATION
                                   EYE-Q NETWORK, INC.
                                   GEORGIAN BLOOMFIELD, INC.
                                   GREENVIEW MANOR, INC.
                                   HCR ACQUISITION CORPORATION
                                   HCR HOME HEALTH CARE AND HOSPICE, INC.
                                   HCR INFORMATION CORPORATION
                                   HCR PHYSICIAN MANAGEMENT SERVICES, INC.
                                   HCR REHABILITATION CORP.
                                   HCR THERAPY SERVICES, INC.
                                   HCRA OF TEXAS, INC.
                                   HCRC INC.
                                   HEALTH CARE AND RETIREMENT
                                     CORPORATION OF AMERICA
                                   HEARTLAND CAREPARTNERS, INC.
                                   HEARTLAND HOME CARE, INC.
                                   HEARTLAND HOME HEALTH CARE SERVICES, INC.
                                   HEARTLAND HOSPICE SERVICES, INC.
                                   HEARTLAND MANAGEMENT SERVICES, INC.
                                   HEARTLAND PAIN AND REHABILITATION
                                     CENTER, INC.

                                   HEARTLAND REHABILITATION SERVICES OF
                                     NORTH FLORIDA, INC.
                                   HEARTLAND REHABILITATION SERVICES, INC.
                                   HEARTLAND SERVICES CORP.
                                   HERBERT LASKIN, RPT - JOHN MCKENZIE,
                                     RPT PHYSICAL THERAPY PROFESSIONAL
                                     ASSOCIATES, INC.
                                   HGCC OF ALLENTOWN, INC.
                                   IONIA MANOR, INC.
                                   KENSINGTON MANOR, INC.
                                   KNOLLVIEW MANOR, INC.
                                   LINCOLN HEALTH CARE, INC.
                                   MARINA VIEW MANOR, INC.
                                   MEDI-SPEECH SERVICE, INC.
                                   MID-SHORE PHYSICAL THERAPY ASSOCIATES, INC.
                                   MILESTONE HEALTH SYSTEMS, INC.
                                   MILESTONE HEALTHCARE, INC.
                                   MILESTONE REHABILITATIONS SERVICES, INC.
                                   MILESTONE THERAPY SERVICES, INC.
                                   MRC REHABILITATION, INC.
                                   NUVISTA REFRACTIVE SURGERY AND LASER
                                     CENTER, INC.
                                   PERRYSBURG PHYSICAL THERAPY, INC.
                                   PHYSICAL OCCUPATIONAL AND SPEECH
                                     THERAPY, INC.
                                   REHABILITATION ADMINISTRATIVE CORPORATION
                                   REHABILITATION ASSOCIATES, INC.
                                   REHABILITATION SERVICES OF ROANOKE, INC.
                                   REINBOLT AND BURKAM, INC.
                                   RICHARDS HEALTHCARE, INC.
                                   RIDGEVIEW MANOR, INC.
                                   RVA MANAGEMENT SERVICES, INC.
                                   SPRINGHILL MANOR, INC.
                                   SUN VALLEY MANOR, INC.
                                   THERAPY ASSOCIATES, INC.
                                   THREE RIVERS MANOR, INC.
                                   VISION MANAGEMENT SERVICES, INC.
                                   WASHTENAW HILLS MANOR, INC.
                                   WHITEHALL MANOR, INC.

                                   By:____________________________________
                                   Name: _________________________________
                                   Its:____________________________________

                                   Address: One Seagate
                                            Toledo, Ohio 43604-2616

                                   Fax No.:   419-252-5571
                                   Telephone: 419-252-5500



                                   AMERICAN HOSPITAL BUILDING CORPORATION
                                   AMERICANA HEALTHCARE CENTER OF PALOS
                                     TOWNSHIP, INC.
                                   AMERICANA HEALTHCARE CORPORATION OF GEORGIA
                                   AMERICANA HEALTHCARE CORPORATION OF NAPLES
                                   ARCHIVE ACQUISITION, INC.
                                   ARCHIVE RETRIEVAL SYSTEMS, INC.
                                   BAILY NURSING HOME, INC.
                                   CHARLES MANOR, INC.
                                   CHESAPEAKE MANOR, INC.
                                   DEVON MANOR CORPORATION
                                   DISTCO, INC.
                                   EXECUTIVE ADVERTISING, INC.
                                   FOUR SEASONS NURSING CENTERS, INC.
                                   HEALTHCARE CONSTRUCTION CORP.
                                   INDUSTRIAL WASTES INC.
                                   JACKSONVILLE HEALTHCARE CORPORATION
                                   LEADER NURSING AND REHABILITATION
                                     CENTER OF BETHEL PARK, INC.
                                   LEADER NURSING AND REHABILITATION
                                     CENTER OF GLOUCESTER, INC.
                                   LEADER NURSING AND REHABILITATION
                                     CENTER OF SCOTT TOWNSHIP, INC.
                                   LEADER NURSING AND REHABILITATION
                                     CENTER OF VIRGINIA INC.
                                   MCHS OF NEW YORK, INC.
                                   MNR FINANCE CORP.
                                   MRS, INC.
                                   MANORCARE HEALTH SERVICES, INC.

                                   MANORCARE HEALTH SERVICES OF BOYNTON
                                     BEACH, INC.
                                   MANORCARE HEALTH SERVICES OF GEORGIA, INC.
                                   MANOR CARE AVIATION, INC.
                                   MANOR CARE MANAGEMENT CORPORATION
                                   MANOR CARE OF AKRON, INC.
                                   MANOR CARE OF ARIZONA, INC.
                                   MANOR CARE OF ARLINGTON, INC.
                                   MANOR CARE OF BOCA RATON, INC.
                                   MANOR CARE OF BOYNTON BEACH, INC.
                                   MANOR CARE OF CANTON, INC.
                                   MANOR CARE OF CHARLESTON, INC.
                                   MANOR CARE OF CINCINNATI, INC.
                                   MANOR CARE OF COLUMBIA, INC.
                                   MANOR CARE OF DARIEN, INC.
                                   MANOR CARE OF DUNEDIN, INC.
                                   MANOR CARE OF FLORIDA, INC.
                                   MANORCARE HEALTH SERVICES OF NORTHHAMPTON
                                     COUNTY, INC.
                                   MANORCARE HEALTH SERVICES OF VIRGINIA, INC.
                                   MANOR CARE OF HINSDALE, INC.
                                   MANOR CARE OF KANSAS, INC.
                                   MANOR CARE OF KINGSTON COURT, INC.
                                   MANOR CARE OF LARGO, INC.
                                   MANOR CARE OF LEXINGTON, INC.
                                   MANOR CARE OF MEADOW PARK, INC.
                                   MANOR CARE OF MESQUITE, INC.
                                   MANOR CARE OF NORTH OLMSTEAD, INC.
                                   MANOR CARE OF PINEHURST, INC.
                                   MANOR CARE OF PLANTATION, INC.
                                   MANOR CARE OF ROLLING MEADOWS, INC.
                                   MANOR CARE OF ROSSVILLE, INC.
                                   MANOR CARE OF SARASOTA, INC.
                                   MANOR CARE OF WILLOUGHBY, INC.
                                   MANOR CARE OF WILMINGTON, INC.
                                   MANOR OF YORK (NORTH), INC.
                                   MANOR OF YORK (SOUTH), INC.
                                   MANOR CARE PROPERTIES, INC.
                                   MANOR LIVING CENTERS, INC.
                                   MEDICAL AID TRAINING SCHOOLS, INC.
                                   NEW MANORCARE HEALTH SERVICES, INC.

                                   THE NIGHTINGALE NURSING HOME, INC.
                                   PEAK REHABILITATION, INC.
                                   PNEUMATIC CONCRETE, INC.
                                   PORTFOLIO ONE, INC.
                                   ROLAND PARK NURSING CENTER, INC.
                                   SILVER SPRING - WHEATON NURSING HOME, INC.
                                   STEWALL CORPORATION
                                   STRATFORD MANOR, INC.
                                   STUTEX CORP.
                                   TOTALCARE CLINICAL LABORATORIES, INC.


                                   By:____________________________________
                                   Name: _________________________________
                                   Its:____________________________________

                                   Address: One Seagate
                                   Toledo, Ohio 43604-2616

                                   Fax No.: 419-252-5571
                                   Telephone:        419-252-5500


                                   ANNANDALE ARDEN, LLC
                                   BAINBRIDGE ARDEN, LLC
                                   BINGHAM FARMS ARDEN, LLC
                                   CRESTVIEW ARDEN, LLC
                                   FIRST LOUISVILLE ARDEN, LLC
                                   HANOVER ARDEN, LLC
                                   JEFFERSON ARDEN, LLC
                                   KENWOOD ARDEN, LLC
                                   LEXINGTON ARDEN, LLC
                                   LINWOOD ARDEN, LLC
                                   LIVONIA ARDEN, LLC
                                   MEMPHIS ARDEN, LLC
                                   NAPA ARDEN, LLC
                                   NASHVILLE ARDEN, LLC
                                   NISHAYUNA ARDEN, LLC
                                   ROANOKE ARDEN, LLC
                                   SAN ANTONIO ARDEN, LLC
                                   SECOND LOUISVILLE ARDEN, LLC
                                   SETAUKET ARDEN, LLC
                                   SILVER SPRING ARDEN, LLC

                                   TAMPA ARDEN, LLC
                                   TUSTIN ARDEN, LLC
                                   WALL ARDEN, LLC
                                   WEST WINDSOR ARDEN, LLC
                                   WILLIAMSVILLE ARDEN, LLC

                                   By: Manor Care of America, Inc.,
                                       its sole member


                                   By:____________________________________
                                   Name: _________________________________
                                   Its:____________________________________

                                   Address: One Seagate
                                            Toledo, Ohio 43604-2616

                                   Fax No.:   419-252-5571
                                   Telephone: 419-252-5500


                                   BATH ARDEN, LLC
                                   EMERSON SPRINGHOUSE, LLC
                                   FRESNO ARDEN, LLC
                                   LAKE ZURICH ARDEN, LLC
                                   METUCHEN ARDEN, LLC
                                   MIDDLETOWN ARDEN, LLC
                                   MONROE ARDEN, LLC
                                   MOORESTOWN ARDEN, LLC
                                   OVERLAND PARK ARDEN, LLC
                                   OVERLAND PARK SKILLED NURSING, LLC
                                   ROCKFORD ARDEN, LLC
                                   ROCKLEIGH ARDEN, LLC
                                   TOM'S RIVER ARDEN, LLC
                                   TUSCAWILLA ARDEN, LLC
                                   WAYNE ARDEN, LLC
                                   WAYNE SPRINGHOUSE, LLC
                                   WEST DEPTFORD ARDEN, LLC
                                   WEST ORANGE ARDEN, LLC
                                   WEST ORANGE SPRINGHOUSE, LLC

                                   By:  Manor Care Health Services, Inc.,
                                   its sole member

                                   By:____________________________________
                                   Name: _________________________________
                                   Its:____________________________________

                                   Address: One Seagate
                                            Toledo, Ohio 43604-2616

                                   Fax No.:   419-252-5571
                                   Telephone: 419-252-5500


                                   BOOTH LIMITED PARTNERSHIP

                                   By: Jacksonville Healthcare Corporation,
                                   its general partner


                                   By:____________________________________
                                   Name: _________________________________
                                   Its:____________________________________

                                   Address: One Seagate
                                            Toledo, Ohio 43604-2616

                                   Fax No.:   419-252-5571
                                   Telephone: 419-252-5500


                                   COLEWOOD LIMITED PARTNERSHIP

                                   By: American Hospital Building Corporation,
                                   its general partner


                                   By:____________________________________
                                   Name: _________________________________
                                   Its:____________________________________

                                   Address: One Seagate
                                            Toledo, Ohio 43604-2616

                                   Fax No.: 419-252-5571

                                   Telephone:        419-252-5500


                                   HEARTLAND EMPLOYMENT SERVICES, INC.

                                   By:____________________________________
                                   Name: _________________________________
                                   Its:____________________________________

                                   Address: One Seagate
                                            Toledo, Ohio 43604-2616

                                   Fax No.:   419-252-5571
                                   Telephone: 419-252-5500


                                   ANCILLARY SERVICES, LLC

                                   By: Heartland Rehabilitation Corporation

                                   By:____________________________________
                                   Name: _________________________________
                                   Title___________________________________

                                   Address: One Seagate
                                            Toledo, Ohio 43604-2616

                                   Fax No.:   419-252-5571
                                   Telephone: 419-252-5500


                                   Alburquerque Arden, LLC
                                   Colonie Arden, LLC
                                   Geneva Arden, LLC
                                   Glen Ellyn Arden, LLC
                                   Kansas skilled Nursing, LLC
                                   Laureldaly Arden, LLC
                                   Susquehanna Arden, LLC
                                   Warminster Arden, LLC

                                   By: Manor Care of America, Inc.

                                   By:____________________________________

                                   Name: _________________________________
                                   Title___________________________________

                                   Address: One Seagate
                                            Toledo, Ohio 43604-2616

                                   Fax No.:   419-252-5571
                                   Telephone: 419-252-5500

                                                                       EXHIBIT B
                                                              TO THIRD AMENDMENT
                                                             TO CREDIT AGREEMENT

                                     364 DAY
                                CREDIT AGREEMENT

                         Dated as of September 25, 1998,

                      as amended as of September 24, 1999,
                     February 9, 2000 and September 22, 2000

                                      among

                          MANOR CARE OF AMERICA, INC.,

                                MANOR CARE, INC.,

                             BANK OF AMERICA, N.A.,

                            as Administrative Agent,

                            THE CHASE MANHATTAN BANK,

                              as Syndication Agent,

                                       and

                  THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO

                                   Arranged by

                        BANC OF AMERICA SECURITIES, LLC,

                                as Lead Arranger

                                       and

                             CHASE SECURITIES INC.,

                               as Co-Lead Arranger

                                  SCHEDULE 2.1

                         COMMITMENTS AND PRO RATA SHARES



BANK                                   COMMITMENT                     SHARE

Bank of America, N.A.                  $ 68,125,000                  34.06%

The Chase Manhattan Bank               $ 68,125,000                  34.06%

The Bank of New York                   $ 20,000,000                  10.00%

National City Bank                     $ 15,000,000                   7.50%

AllFirst Bank                          $ 11,250,000                   5.63%

The Huntington National Bank           $ 10,000,000                   5.00%

SunTrust Bank                          $  7,500,000                   3.75%

TOTAL                                  $200,000,000                    100%